Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Natural Gas Services Group, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Stephen C. Taylor, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                          /s/ Stephen C. Taylor
                                                         -----------------------
                                                         Stephen C. Taylor
                                                         Chief Executive Officer


                                                         May 3, 2005